Exhibit 99.1

AMENDMENT NO. 2 TO DEBTOR-IN-POSSESSION CREDIT AGREEMENT,

AMENDMENT NO. 1 TO US SECURITY AGREEMENT AND AMENDMENT NO. 1 TO

CANADIAN SECURITY AGREEMENT

AMENDMENT NO. 2, dated as of March 5, 2012, to the Debtor-in-Possession Credit Agreement dated as of January 20, 2012 (as heretofore amended, supplemented or otherwise modified, the “Credit Agreement”) among Eastman Kodak Company (the “Company”), a Debtor and Debtor-in-Possession under Chapter 11 of the Bankruptcy Code, and Kodak Canada Inc. (“Kodak Canada”), as Borrowers, the US Subsidiaries of the Company party thereto, each a Debtor and Debtor-in-Possession under Chapter 11 of the Bankruptcy Code, the Canadian Subsidiaries of Kodak Canada party thereto, the Lenders party thereto and Citicorp North America, Inc. (“CNAI”), as Agent and Collateral Agent, AMENDMENT NO. 1, dated as of March 5, 2012, to the US Security Agreement dated as of January 20, 2012 (the “US Security Agreement”) among the Company, the Subsidiaries of the Company party thereto and CNAI, as Agent, and AMENDMENT NO. 1, dated as of March 5, 2012, to the Canadian Security Agreement dated as of January 20, 2012 (the “Canadian Security Agreement”) among Kodak Canada, the Subsidiaries of Kodak Canada party thereto and CNAI, as Agent (this “Amendment”).

The parties hereto agree as follows:

SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

SECTION 2. Amendments to the Credit Agreement.

(A) The definition of “Adjusted EBITDA” in Section 1.01 of the Credit Agreement is amended and restated to read in its entirety as follows:

“Adjusted EBITDA” means, for any period, net earnings (or net loss) plus, without duplication and to the extent reflected as a charge in the Consolidated statement of earnings, the sum of (a) interest expense, (b) income tax expense (benefit), (c) depreciation expense, (d) amortization expense, (e) any extraordinary expenses or losses, (f) any other non-cash charges, including, for the avoidance of doubt, in respect of any pre-petition obligations, liabilities or claims (provided, that to the extent any such non-cash charges represent an accrual or reserve for potential cash items in any future period, any cash payment made in respect thereof in a future period shall be subtracted from Adjusted EBITDA for such future period to such extent), (g) pension and other post-employment benefits expense, (h) loss on foreign exchange, (i) costs and expenses (including legal, financial and other advisors) incurred in connection with the Cases and any related Reorganization Plan or any transaction related thereto, (j) any non-cash (loss) relating to hedging activities (including any non-cash ASC 815 (loss)), (k) corporate restructuring charges (including severance, plant closure costs and business optimization expenses) in an aggregate amount not to exceed $125,000,000 for all periods and (l) any cash expenses or losses to the extent that the cash payments made or required to be made in respect thereof are funded from assets of the Kodak Retirement Income Plan, minus, to the extent included in net earnings on the Consolidated statement of earnings, (i) interest income, (ii) revenues from IP licensing transactions effected in connection with IP Settlement Agreements, (iii) pension and other post-employment benefits income, (iv) gains on foreign exchange, (v) any extraordinary income or gains, (vii) any non-cash gain relating to hedging activities (including any non-cash ASC 815 gain) and (viii) any other non-cash income (other than the accrual of revenue in the ordinary course of business), in each case determined in accordance with GAAP for such period.

(B) The definition of “Borrowing Base Certificate” in Section 1.01 of the Credit Agreement is amended by replacing “Agent” with “Collateral Agent” each time that it appears.

(C) The definition of “Canadian Loan Value” in Section 1.01 of the Credit Agreement is amended by replacing “Agent” with “Collateral Agent” each time that it appears.

(D) The definition of “Canadian Priority Payables Reserve” in Section 1.01 of the Credit Agreement is amended by replacing “Agent” with “Collateral Agent” the first two times that it appears.

(E) The definition of “Collateral Agent” in Section 1.01 of the Credit Agreement is amended and restated to read in its entirety as follows:

“Collateral Agent” means the collective reference to Citicorp North America, Inc. and Wells Fargo Capital Finance, LLC, each in its respective capacity as co-collateral agent for the Lenders under the Loan Documents, acting together as the context requires. Any discretionary action or determination permitted or required to be made or taken hereunder by the Collateral Agent with respect to the Borrowing Base (including changes to eligibility criteria and the establishment or reduction of Reserves) shall be made or taken based on the reasonable collective determination of the co-collateral agents acting together in good faith; provided, that in the event of any disagreement between the co-collateral agents with respect to any such matters, the more conservative (from the perspective of an asset-based lender) determination or course of action shall be made or taken.

(F) The definition of “Eligible Equipment” in Section 1.01 of the Credit Agreement is amended by (w) replacing “Agent” with “Collateral Agent” in the second sentence thereof, (x) replacing “Agent” with “Collateral Agent” in the third sentence thereof, (y) replacing “Agent” each time it appears in clause (i) thereof with “Collateral Agent” and replacing the second and third references to “Agent” in clause (ii) thereof with “Collateral Agent” and (z) deleting “the Agent or” in clause (ii) thereof.

(G) The definition of “Eligible Inventory” in Section 1.01 of the Credit Agreement is amended by (w) replacing “Agent” with “Collateral Agent” in the second sentence thereof, (x) replacing “Agent” with “Collateral Agent” in the third sentence thereof, (y) replacing “clause (f) below” with “clause (vi) below” in clause (iii) thereof and (z) replacing “Agent” each time it appears in clauses (iii), (iv), (vi) and (vii) thereof with “Collateral Agent”.

(H) Clause (xii) of the definition of “Eligible Inventory” in Section 1.01 of the Credit Agreement is amended and restated to read in its entirety as follows:

“(xii) any Inventory for which (x) field audits have not been completed by the Collateral Agent or a qualified independent appraiser reasonably acceptable to the Collateral Agent and (y) appraisals have not been completed by a qualified independent appraiser reasonably acceptable to the Collateral Agent, in each case utilizing procedures and criteria acceptable to the Collateral Agent for determining the value of such Inventory; or”

(I) The definition of “Eligible Receivables” in Section 1.01 of the Credit Agreement is amended by (x) replacing “Agent” with “Collateral Agent” in the third sentence thereof, (y) replacing “Agent” with “Collateral Agent” in the fourth sentence thereof and (z) replacing “Agent” each time it appears in clauses (iv), (v) and (xiv) thereof with “Collateral Agent” and replacing the second reference to “Agent” in clause (vi) thereof with “Collateral Agent”.

(J) The definition of “Inventory Value” in Section 1.01 of the Credit Agreement is amended by replacing “Agent” with “Collateral Agent” each time that it appears.

(K) The definition of “Landlord Lien Waiver” in Section 1.01 of the Credit Agreement is amended by replacing “Agent” with “Collateral Agent” the first time that it appears.

(L) The definition of “Net Orderly Liquidation Value” in Section 1.01 of the Credit Agreement is amended by replacing “Agent” with “Collateral Agent” each time that it appears.

(M) The definition of “Rent Reserve” in Section 1.01 of the Credit Agreement is amended by replacing “Agent” with “Collateral Agent” each time that it appears.

(N) The definition of “Reserves” in Section 1.01 of the Credit Agreement is amended by (x) replacing “Agent” with “Collateral Agent” and (y) inserting “(from the perspective of an asset-based lender)” immediately following “discretion”.

(O) The definition of “Specified Business Units” in Section 1.01 of the Credit Agreement is amended and restated to read in its entirety as follows:

“Specified Business Units” means those business units of the Company set forth in the Reporting Side Letter.

(P) The definition of “US Loan Value” in Section 1.01 of the Credit Agreement is amended by replacing “Agent” with “Collateral Agent” each time that it appears.

(Q) The following new definitions are added to Section 1.01 of the Credit Agreement in the appropriate place in alphabetical order:

“Reporting Side Letter” means that certain side letter agreement between the Company and the Agent, dated as of March 5, 2012.

“Specified Deposit Accounts” means the following deposit accounts of the Company at Bank of America, N.A.: 1233952890, 1233652887, 1233506550, 1233452888, 4426554408, 4427213858, 4427213861, 4427213874, 4427213887, 4427213890, 3756660791, 3752112531, 4426328537, 4426328540, 3756661062, 4427209859, 3756660694, 1233518010, 4427171961, 4427203703, 4427203716, 4427203729 and 4427573174.

(R) Section 1.04 of the Credit Agreement is amended by replacing “Agent” with “Collateral Agent” each time that it appears.

(S) The first sentence of Section 2.18(a) of the Credit Agreement is amended by inserting “or the entire balance of which (other than, in the case of the Specified Deposit Accounts, balances in an amount not to exceed $25,000 at any time for each Specified Deposit Account) is swept on a daily basis to a Collection Account maintained with the Agent” at the end thereof.

(T) Section 2.18(h) of the Credit Agreement is amended by (x) inserting “in respect of the Revolving Credit Facility” immediately following “all of the other Obligations” in clause (i) thereof and (y) inserting “in respect of the Canadian Revolving Credit Facility” immediately following “all of the other Obligations” in clause (ii) thereof.

(U) Clause (iv) of Section 4.01(c) of the Credit Agreement is amended by inserting “, the Collateral Agent” immediately following “by the Agent”.

(V) Section 4.01(f) of the Credit Agreement is amended by inserting “prior to the Effective Date” immediately following “furnished”.

(W) Section 5.01(e)(i) of the Credit Agreement is amended by inserting “, the Collateral Agent” immediately following “Agent” each time that it appears.

(X) Section 5.01(e)(ii) of the Credit Agreement is amended by (x) inserting “, the Collateral Agent” immediately following “Agent” the first time that it appears and (y) inserting “or the Collateral Agent” immediately following “Agent” the second time that it appears.

(Y) Section 5.01(e)(iii) of the Credit Agreement is amended and restated to read in its entirety as follows:

“(iii) Permit the Collateral Agent to conduct, at the sole cost and expense of the Company, field examinations, appraisals of inventory and appraisals of machinery and equipment; provided that (x) such field exams and appraisals of machinery and equipment may be conducted not more than twice per twelve-month period and (y) such appraisals of inventory shall be conducted on a quarterly basis, alternating between “desktop” appraisals and “full” appraisals. Notwithstanding the foregoing, following the occurrence and during the continuation of an Event of Default such field examinations and appraisals may be conducted at the Company’s expense as many times as the Collateral Agent shall consider reasonably necessary.”

(Z) Section 5.01(h)(x) of the Credit Agreement is amended by replacing “Agent” with “Collateral Agent” the first three times that it appears.

(AA) Section 5.01(h)(xiv) of the Credit Agreement is amended and restated to read in its entirety as follows:

“(xiv)(A) not later than December 31, 2012, unaudited “carve-out” financial statements (including statements of financial position, earnings and cash flows) for each of the Specified Business Units (each on a standalone basis) for the fiscal years ending December 31, 2010 and December 31, 2011 and for the nine-month period ending September 30, 2012 (including a comparison to the nine-month period ending September 30, 2011), (B) not later than March 31, 2013, audited “carve-out” financial statements (including statements of financial position, earnings and cash flows) for each of the Specified Business Units (each on a standalone basis) for the fiscal years ending December 31, 2010, December 31, 2011 and December 31, 2012, accompanied by an opinion acceptable to the Agent by registered independent public accountants reasonably acceptable to the Agent and (C) not later than May 15, 2013, unaudited “carve-out” financial statements (including statements of financial position, earnings and cash flows) for each of the Specified Business Units (each on a standalone basis) for the fiscal quarter ending March 31, 2013 (including a comparison to the fiscal quarter ending March 31, 2012), except, in each case, with respect to any Specified Business Unit that shall have been Disposed; and”

(BB) Section 5.01(m) of the Credit Agreement is amended by inserting “(to the extent practicable)” immediately following “priority”.

(CC) Sections 5.01(n)(i), 5.01(n)(iii), 5.01(n)(iv) and 5.01(n)(v) of the Credit Agreement are each amended by replacing “Agent” with “Collateral Agent” each time that it appears.

(DD) Section 5.02(a) of the Credit Agreement is amended by (i) deleting “and” at the end of clause (xiv), (ii) deleting “.” at the end of clause (xv) and replacing it with “, and” and (iii) inserting a new clause (xvi) as follows:

“(xvi) Liens in favor of a US Loan Party securing Debt permitted under Section 5.02(d)(i), 5.02(d)(vii) and 5.02(d)(viii); provided, that such Debt also constitutes an Investment permitted under clause (D) of Section 5.02(i)(i) or under Section 5.02(i)(iii).”

(EE) Section 5.02(e)(vi) is amended by replacing “Agent” with “Collateral Agent” each time that it appears.

(FF) Section 5.02(i)(iii) of the Credit Agreement is amended by deleting “$25,000,000” and replacing it with “the sum of (A) $25,000,000 plus (B) the sum of all unused amounts for all previous fiscal quarters”.

(GG) Section 5.02(o) of the Credit Agreement is amended by inserting “and except for any such transactions involving Eastman Business Park in Rochester, NY” immediately following “schedule 5.02(o)”.

(HH) Section 6.01(c) of the Credit Agreement is amended by inserting “(ix) (and, in the case of clause (ix), such failure shall continue for 5 days),” immediately following “(and, in the case of clause (i), such failure shall continue for 5 Business Days),”.

(II) Section 6.01(h)(i) of the Credit Agreement is amended and restated to read in its entirety as follows:

“(h) ERISA Events. (i) Except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, (x) any ERISA Event shall have occurred with respect to a Plan or any Termination Event shall have occurred with respect to a Canadian Pension Plan or (y) any Loan Party or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that it has incurred Withdrawal Liability to such Multiemployer Plan; or”

(JJ) Section 6.01(n)(vi) of the Credit Agreement is amended by inserting “, the Collateral Agent or” immediately following “Agent,”.

(KK) Section 8.01(b) of the Credit Agreement is amended by (i) inserting “and Wells Fargo Bank, N.A.” immediately following “Citicorp North America, Inc.” and (ii) adding a new sentence at the end thereof as follows:

“Each reference to the “Agent” in Sections 8.02, 8.03, 8.04, 8.05, 8.06, 8.07 and 8.08 shall be deemed to include the Collateral Agent acting in its capacity as such.”

(LL) Clause (c) of Section 9.01 of the Credit Agreement is amended by inserting ““Supermajority Revolving Lenders”,” immediately following ““Class Required Lenders”,”.

(MM) Clause (d) of Section 9.01 of the Credit Agreement is amended by (i) replacing ““Loan Value”“ with ““US Loan Value” or “Canadian Loan Value”“ and (ii) replacing “Agent” with “Collateral Agent”.

(NN) Schedule 9.02 of the Credit Agreement is amended by inserting the following text at the end thereof:

COLLATERAL AGENT:

Wells Fargo Capital Finance, LLC

2450 Colorado Avenue, Suite 3000 West

Santa Monica, CA 90404

Attention: Kevin Fong

Tel: 310-453-7222

Fax: 866-349-8858

Email: kevin.s.fong@wellsfargo.com

SECTION 3. Amendments to the US Security Agreement. Section 5(a) of the US Security Agreement is amended by inserting “and to the extent required by the Credit Agreement” immediately following “(and when applicable, the Final Order)” and by replacing “the Pledged Account” with “each of its Deposit Accounts”.

SECTION 4. Amendments to the Canadian Security Agreement. Section 5(a) of the Canadian Security Agreement is amended by inserting “, to the extent required by the Credit Agreement,” immediately following “Each Grantor will”.

SECTION 5. Joinder of Wells Fargo Capital Finance, LLC. Wells Fargo Capital Finance, LLC hereby becomes party to the Credit Agreement as co-collateral agent and, from and after the date Amendment Effective Date, shall act (collectively with Citicorp North America, Inc., in its capacity as the other co-collateral agent) as “Collateral Agent” as set forth in the Credit Agreement, and shall have the rights and obligations applicable to the Collateral Agent under the Credit Agreement and the other Loan Documents as set forth therein.

SECTION 6. Representations of the Loan Parties. Each of the Loan Parties represents and warrants that (i) the representations and warranties set forth in Article 4 of the Credit Agreement and in the other Loan Documents are true and correct in all material respects (except to the extent qualified by materiality, “Material Adverse Effect” or like qualification, in which case such representations and warranties are true and correct in all respects) on and as of the Amendment Effective Date (as defined below), and (ii) no Default will have occurred and be continuing on such date.

SECTION 7. Loan Document. This Amendment shall constitute a Loan Document.

SECTION 8. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 9. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

SECTION 10. Effectiveness. This Amendment shall become effective on the date on which the following conditions on are met (the “Amendment Effective Date”):

(A) the Agent shall have received counterparts hereof executed by the Loan Parties, the Agent, the Collateral Agent, the Required Lenders and Wells Fargo Capital Finance, LLC; and

(B) the Agent shall have received from the Company (x) for the account of each Lender that has executed and delivered to the Agent a counterpart hereof prior to 5:00 p.m., New York City time, on March 2, 2012, an amendment fee in an amount equal to 0.125% of (i) in the case of a Revolving Credit Lender, such Lender’s Revolving Credit Commitment and (ii) in the case of a Term Lender, the outstanding principal amount of such Lender’s Term Loans and (y) all other costs and expenses required to be paid by it relating to the arrangement of this Amendment.

Notwithstanding the foregoing, the amendments set forth in Sections 2(LL) and 2(MM) of this Amendment shall not become effective unless the Agent shall have received counterparts hereof executed by the Loan Parties and each Revolving Lender.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

EASTMAN KODAK COMPANY

By:	William G Love
Name: William G Love
Title: Treasurer

KODAK CANADA INC.

By:	William G Love
Name: William G Love
Title: Assistant Secretary and Assistant Treasurer

CREO MANUFACTURING AMERICA LLC KODAK AVIATION LEASING LLC

By:	William G Love
Name: William G Love
Title: Manager

EASTMAN KODAK INTERNATIONAL

            CAPITAL COMPANY, INC.

FAR EAST DEVELOPMENT LTD.

FPC INC.

KODAK (NEAR EAST), INC.

KODAK AMERICAS, LTD

KODAK IMAGING NETWORK, INC.

KODAK PORTUGUESA LIMITED

KODAK REALTY, INC.

LASER-PACIFIC MEDIA CORPORATION

PAKON, INC.

QUALEX, INC.

By:	William G Love
Name: William G Love
Title: Treasurer

KODAK PHILIPPINES, LTD. NPEC, INC.

By:	William G Love
Name: William G Love
Title: Assistant Treasurer

[Signature Page to Amendment No. 2 to the DIP Credit Agreement]

CITICORP NORTH AMERICA, INC. as Administrative Agent

By	/s/ Christopher Marino
Name: Christopher Marino
Title: Vice President

WELLS FARGO CAPITAL FINANCE, LLC, as Co-Collateral Agent

By	/s/ Kevin Fong
Name: Kevin Fong
Title: Vice President

REQUIRED LENDERS:

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